Exhibit 32
Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q for the quarter ended January 31, 2021, for Donaldson Company, Inc.:
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
I, Tod E. Carpenter, Chief Executive Officer of Donaldson Company, Inc., certify that:
1.The Form 10-Q of Donaldson Company, Inc. for the quarter ended January 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Donaldson Company, Inc.

Date:	March 2, 2021	/s/ Tod E. Carpenter
Tod E. Carpenter Chairman, President and Chief Executive Officer
CERTIFICATION OF CHIEF FINANCIAL OFFICER
I, Scott J. Robinson, Chief Financial Officer of Donaldson Company, Inc., certify that:
1.The Form 10-Q of Donaldson Company, Inc. for the quarter ended January 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Donaldson Company, Inc.

Date:	March 2, 2021	/s/ Scott J. Robinson
Scott J. Robinson Senior Vice President and Chief Financial Officer